UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (661) 775-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On August 14, 2013, MannKind Corporation held a conference call to discuss, among other things, its financial results for the quarter ended June 30, 2013. An excerpt of the transcript of the August 14, 2013 conference call relating to these financial results is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

Number	Description

99.1	Excerpt of transcript of conference call on August 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

By:	/s/ David Thomson
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary

Dated: August 19, 2013

EXHIBIT INDEX

Number	Description

99.1	Excerpt of transcript of conference call on August 14, 2013.